SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K/A



                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                             April 6, 1998
                   (Date of earliest event reported)


                         ATL Ultrasound, Inc.
        (Exact name of registrant as specified in its charter)


     Washington               0-15160         91-1353386
     (State or other        (Commission     (I.R.S. Employer
     jurisdiction of            File        Identification No.)
     organization)             Number)


     22100 Bothell Everett Highway,
     P.O. Box 3003, Bothell Washington            98041-3003
     (Address of principal executive offices)     (Zip Code)


     Registrant's telephone number, including area code: (425)
     487-7000

               Exhibit Index is on page 2 of this filing

                               -1-


ITEM 5.   OTHER EVENTS

On February 11, 1998, ATL Ultrasound, Inc. ("ATL" or the "Company"), announced Board approval of a decision to spin-off its Handheld Ultrasound Systems Business Division as a tax-free stock dividend to ATL shareholders on a one for three ATL shares basis. On April 6, 1998 ATL completed the distribution in the form of a tax-free stock dividend to the new company, SonoSight, Inc. on a one for three basis to all of its shareholders of record on March 30, 1998. Trading of SonoSight, Inc. common stock began on April 7, 1998 on the Nasdaq National Market under ticker symbol SONO.


ITEM 7    EXHIBITS

     C>   Exhibits
          --------

             20    ATL Press Release dated April 2, 1998


                              SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ATL ULTRASOUND, INC.


     DATED: April 14, 1998         BY:/s/ W. Brinton Yorks, Jr.
                                   ____________________________
                                      W. Brinton Yorks, Jr.
                                      Vice President, General
                                      Counsel and Secretary



                             EXHIBIT INDEX

Exhibit
Number    Exhibit
-------   --------------------------------------


(20)      ATL Press Release dated April 2, 1998.